Q2 2023 Earnings Presentation August 3, 2023

Disclaimer IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements include projections, estimates and assumptions about various matters such as our future financial and operational performance, including our third quarter outlook, various target ranges and growth strategy framework. In addition, words such as “estimate,” “believe,” “forecast,” “predict,” “project,” “intend,” “should” and variations of such words and similar expressions are intended to identify forward-looking statements. Our ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of our control, that could cause actual results to differ materially from those in the forward-looking statements, including, risks relating to the uncertainty of projected financial information and forecasts, our level of indebtedness; our dependence on third-party lenders to provide the cash we need to fund our indebtedness and our ability to affordably access third-party financing; the impact of regulations on our business; the effects of competition on our business; our ability to attract and retain customers; global economic, market, financial, political or public health conditions or events; our ability to integrate acquired businesses; our ability to protect our proprietary technology and analytics; disruption of our information technology systems; improper disclosure of customer personal data, as well as other factors discussed in our filings with the Securities and Exchange Commission. The foregoing factors, as well as other existing risk factors and new risk factors that emerge from time to time, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements. Non-Gaap Financial Measures In addition to the financial information prepared in conformity with U.S. GAAP, we provide certain “non-GAAP financial measures.” Such measures are intended as a supplemental measure of our performance that are not required by, or presented in accordance with, GAAP. We present these non-GAAP financial measures because we believe that, when viewed with our GAAP results and the accompanying reconciliation, such measures provide useful information for comparing our performance over various reporting periods as they remove from our operating results the impact of items that we believe do not reflect our core operating performance. These non-GAAP financial measures are not substitutes for any GAAP financial measure and there are limitations to using them. Although the Company believes that these non-GAAP financial measures can make an evaluation of our operating performance more consistent because they remove items that do not reflect our core operations, other companies in the Company’s industry may define their own non- GAAP financial measures differently or use different measures. As a result, it may be difficult to use any non-GAAP financial measure to compare the performance of other companies to our performance. The non-GAAP financial measures presented in these slides should not be considered as measures of the income generated by our business or discretionary cash available to us to invest in the growth of our business. Our management compensates for these limitations by reference to GAAP results and using these non- GAAP financial measures as supplemental measures. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics are included in the Appendix. NOTE: All dollar amounts for Canada in this presentation are in U.S. Dollars, unless otherwise noted. 2

2Q23 Highlights - Steady progress across our three pillars Strengthen our Foundation Execute with ExcellenceGrow Responsibly 3 • Responsible loan growth of $77M, or 4.0% Q/Q amid seasonally slower quarter ◦ $18M in Direct Lending ◦ $59M in Canada POS • Increased secured originations in U.S. should drive lower credit risk • Integrated First Heritage into Heights platform • Improving expense ratios • Introduced improved credit underwriting capabilities to support growth and overall credit performance in CDL • Liquidity and capacity of $399M at the end of Q2 • Stabilized credit and delinquencies

Gross Loans Receivable $1,781 $1,894 $2,088 $2,063 $2,140 1,154 1,204 1,254 1,210 1,228 627 690 833 853 912 Direct Lending Canada POS 2Q22 3Q22 4Q22 1Q23 2Q23 Disciplined and gradual receivables growth 4 ($ Millions) * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired. *

Total Direct Lending NCOs $74 $55 $65 $65 $57 26.5% 18.4% 20.9% 21.5% 18.8% 2Q22 3Q22 4Q22 1Q23 2Q23 Canada $23 $28 $30 $28 $27 20.0% 23.6% 25.6% 24.1% 21.5% 2Q22 3Q22 4Q22 1Q23 2Q23 U.S. $78 $28 $35 $38 $3044.0% 15.6% 18.4% 20.2% 16.9% 2Q22 3Q22 4Q22 1Q23 2Q23 Credit quality improving Highlights: • In the U.S., Direct Lending net charge-offs ("NCOs") declined sequentially • In Canada, 2Q23 NCOs reflect a full period of the change in charge-off policy, while 1Q23 NCOs were artificially low due to this change in policy. Excluding the change in policy during 1Q23, NCOs in Canada decreased on a sequential basis ($ Millions) * Direct Lending NCOs by Geography 5 * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired 1 1Q23 NCOs excluding policy change. Reported 1Q23 Direct Lending NCOs and NCO % were $47M and 15.6%, respectively in the U.S. and $10M and 8.0%, respectively in Canada, including the change in charge-off policy 1 1* 1

Delinquency rates remain relatively stable ($ Millions) 6 Canada U.S. Total Direct Lending $75 $78 $77 $60 $59 10.1% 10.5% 9.9% 8.4% 8.2% 2Q22 3Q22 4Q22 1Q23 2Q23 $19 $22 $19 $40 $42 4.0% 4.8% 4.0% 8.1% 8.3% 2Q22 3Q22 4Q22 1Q23 2Q23 $92 $100 $96 $100 $101 8.0% 8.3% 7.6% 8.3% 8.3% 2Q22 3Q22 4Q22 1Q23 2Q23 1 1 Implemented change in charge-off policy in Canada during 1Q23

Canada POS NCOs remain stable as portfolio continues to season and mature NCOs DQs ($ Millions) 7* NCOs = Net charge-offs; DQs = Delinquencies Canada POS $4 $6 $9 $12 $11 2.4% 3.6% 4.4% 5.6% 5.0% NCO NCO % (annualized) 2Q22 3Q22 4Q22 1Q23 2Q23 $18 $25 $25 $33 $37 2.8% 3.6% 2.9% 3.9% 4.0% 31+ Days Past Due 31+ Days Past Due % 2Q22 3Q22 4Q22 1Q23 2Q23

Summary 2Q23 Results

($Millions)	2Q23	1Q23	2Q22	% Change Q/Q	% Change Y/Y
Revenue	$209	$209	$304	— %	(31)%
Interest Expense	66	59	42	12 %	(31)%
Net Interest Income	**$143**	**$151**	**$262**	**(5)%**	**(45)%**
Operating Expenses	108	118	160	(8)%	(33)%
Other Expense	12	8	5	50 %	140 %
Pre-provision Loss Income	**$23**	**$24**	**$97**	**(4)%**	**(76)%**
Net Charge-offs	68	59	105	15 %	(35)%
Credit Changes[1]	11	4	25	175 %	(56)%
Pre-tax Loss, Post-provison	**$(57)**	**$(39)**	**$(33)**	**46 %**	**73 %**
Provision (Benefit) for Income Taxes	2	21	(7)	(90)%	(129)%
Net Loss	**$(59)**	**$(59)**	**$(26)**	**– %**	**127 %**
Diluted EPS (actuals)	$(1.45)	$(1.46)	$(0.65)		
Key Performance Metrics					
Net Revenue, Post-provision expense[2]	130	146	174		
NCO %	13.0 %	11.5 %	24.0 %		
Net Interest Margin, Post-Charge-offs[3]	14 %	14 %	36 %		
OpEx Ratio[4]	21 %	23 %	37 %		
Average Gross Receivables	$2,101	$2,075	$1,753		

Pre-tax Loss, Post-provision	(57)
Exclude: Debt modification fees	9
Modified Pre-tax Loss, Post-provision	**(48)**

Note: The above table may not sum due to rounding
[1] Includes changes in allowance for credit losses, see Appendix for Reconciliation of Non-GAAP Metrics
[2] Net Revenue, Post-provision expense = (Revenue) - (Net Charge-offs) - (Credit Changes)
[3] Net Interest Margin, Post Charge-offs = ((Net Interest Income) - (Net Charge-offs)) / (Average Receivables); annualized; 1Q23 excludes change in charge-off policy
[4] Operating Expense Ratio = (Operating Expenses / Average Receivables); annualized

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Highlights:

- Growth of receivables amid a typically seasonally slower quarter
- Continued improvement in operating efficiency
- One-time charge of $9M included in Other Expense related to debt modification fees
- New Money Term Loan and Canadian SPV raised as of May 15th, 2023, which contributed to the interest expense increase during 2Q23
- 2Q23 NCOs reflect a full period of the change in charge-off policy in our Direct Lending business in Canada, while 1Q23 NCOs were artificially low due to this change in policy. Excluding the change in policy during 1Q23, NCOs in Canada decreased on a sequential basis

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2Q23 Segment Results 9 Note: The above table may not sum due to rounding 1 Includes corporate expenses 2 Includes changes in allowance for credit losses, see Appendix for Reconciliation of Non-GAAP Metrics 3 Net Interest Margin, post-charge-offs = ((Net Interest Income) – (Net Charge-offs)) / (Average Receivables), annualized 4 Operating Expense Ratio = (Operating Expenses / Average Receivables); annualized ($Millions) Direct Lending1 Canada Point of Sale Total Revenue $167 $42 $209 Interest Expense $50 $16 $66 Net Interest Income $117 $27 $143 Operating Expenses $91 $17 $108 Other Expense $12 $0 $12 Pre-provision Income $13 $10 $23 Net Charge-offs $57 $11 $68 Credit Changes2 $7 $5 $11 Pre-tax Loss, Post-provision $(51) $(6) $(57) Gross Loans Receivables $1,228 $912 $2,140 Key Performance Metrics NCO % 18.8% 5.0% 13.0 % Net Interest Margin, post-charge-offs3 19% 7% 14 % OpEx Ratio4 30% 8% 21 % Average Gross Receivables $1,219 $883 $2,101

10 Increased allowance due to loan growth and conservative macro outlook Highlights: • No significant changes in allowance as a percentage of gross loans since last quarter • The $13M increase in allowance is primarily due to Canada POS loan growth and our conservative macro outlook $120 $103 $122 $260 $273 6.7% 5.4% 5.8% 12.6% 12.7% Allowance for Credit Losses Allowance, as a % of Gross Loans Receivable 2Q22 3Q22 4Q22 1Q23 2Q23 ($ Millions) * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired *

11 Net Interest Income increased sequentially $157 $102 $89 $73 $7536% 22% 18% 14% 14% Net Interest Income, Post charge-offs Net Interest Margin, Post Charge-offs 2Q22 3Q22 4Q22 1Q23 2Q23 ($ Millions) Highlights: • Excluding the change in charge-off policy in 1Q23, net interest income increased slightly Q/Q and net interest margin, post charge-offs, remained stable, even as interest expense increased sequentially. * * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired 1 1Q23 excluding policy change. Reported 1Q23 Net Interest Income, Post-charge offs and Net Interest Margin, Post charge-offs were $91M and 18% respectively 1

Continued progress in managing expenses Highlights: • Operating expenses were relatively flat vs prior quarter, when excluding the $10 million of restructuring expenses in prior quarter OpEx Ratio1($ Millions) 12 Consolidated Operating Expenses $160 $116 $126 $118 $108 2Q22 3Q22 4Q22 1Q23 2Q23 Direct Lending 51.4% 34.9% 36.3% 33.5% 30.0% 2Q22 3Q22 4Q22 1Q23 2Q23 Canada POS 11.2% 8.2% 7.6% 7.1% 7.6% 2Q22 3Q22 4Q22 1Q23 2Q23 * * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired 1 OpEx Ratio = (Operating Expenses) / (Average Receivables); annualized 2 Includes corporate expenses * 2

Net Leverage & Interest Coverage 8.6x 11.1x 14.6x 12.2x 15.4x 1.5x 1.1x 0.8x 0.9x 0.7x Net Leverage Interest Coverage Ratio 2Q22 3Q22 4Q22 1Q23 2Q23 Liquidity and Capacity $598 $496 $291 $288 $399 445 306 126 110 177 105 144 92 123 109 48 46 74 55 113 Unused Capacity Restricted Cash Unrestricted Cash 2Q22 3Q22 4Q22 1Q23 2Q23 Liquidity and Capacity * Legacy U.S. Direct Lending business was sold and First Heritage Credit was acquired 1 See Appendix for definition of Net Leverage and Interest Coverage, which are Non-GAAP financial measures 2 Represents facility commitments to support growth, less funded amounts * ($ Millions) 2 Highlights: Total liquidity increased $111M sequentially due to an increase in unrestricted cash of $58M and additional capacity of $53M 13 1 *

3Q 2023 Outlook Strengthen our Foundation • Optimize lending facilities Execute with Excellence • Improve operating leverage • Complete U.S. branch conversion to a single platform Grow Responsibly • Quality asset growth • Stabilize NIM Receivables: $XX-$XX OpEx Ratio: $XX-$XX Continue to maintain adequate liquidity and capacity for growth 3Q23 Targets: EOP Receivables: $2.15-2.25B Revenue: $210-$220M Net Charge-off: 12.5-15.5% Operating Expenses: $108-$118M 14

15 Appendix

Growth framework through-the-cycle Strengthen our Foundation Execute with Excellence Grow Responsibly Receivables Growth: 8-10% • Direct Lending: 8-10% • Canada POS: 8-10% NIM, Post Charge-offs2: 17-20% • Direct Lending: 26-31% • Canada POS: 7-8% 1 Target ranges do not account for changes in Canadian rate caps and will be updated for any final legislation. Ranges are based on assumptions about historical cyclical economic stability and are subject to factors that could cause actual ranges to differ from target ranges 2 Net Interest Margin, Post Charge-offs = ((Net Interest Income) – (Net Charge-offs)) / (Average Receivables); annualized 3 Net Leverage on Recourse debt, see Appendix Adjusted Earnings Before Provision, Interest and Taxes Target Ranges 1 Strategic Actions • Enhance liquidity position and manage to a minimum run-rate level • Continue to create highly scalable, reliable and innovative technology • Continued expense efficiencies • Further centralize and automate operations • New procurement programs • Right customer, right product capabilities • Continued credit risk improvements • Expand customer acquisition capabilities • Expand branch footprint OpEx Ratio: 15-17% • Direct Lending: 23-26% • Canada POS: 6-7% Net Leverage3: 5.0x-6.0x 1616

17 Reconciliation of Non-GAAP Metrics: Credit Changes 1 NCOs presented above include $0.5 million and $10.3 million, for the three months ended September 30, 2022 and June 30, 2022, respectively, related to the purchase accounting fair value discount, which are excluded from provision. Net Charge-offs and Credit Changes ($Millions) 2Q22 3Q22 4Q22 1Q23 2Q23 Provision for Losses $130 $78 $95 $63 $80 Net Chargeoffs (adjusted for purchase accounting1) (105) (62) (74) (59) (68) Credit Changes $25 $16 $21 $4 $11

18 Direct Lending Revenue and Receivables by Geography Note: The above table may not sum due to rounding 2Q23 Direct Lending by Geography ($Millions) U.S. Canada Direct Lending Revenue $89 $78 $167 Net Charge-offs 30 27 57 Credit Changes 0 6 7 Net Revenue $59 $44 $104 Gross Loans Receivable $719 $509 $1,228

Reconciliation of Non-GAAP Metrics: Net Leverage and Interest Coverage Ratio

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(USD, $Millions)	1Q22	2Q22	3Q22	4Q22	1Q23	2Q23
Net Income Before Tax	**$2**	**$(33)**	**$43**	**$(207)**	**$(39)**	**$(57)**
Exclude Credit Changes[1]	8	35	17	21	4	11
Exclude Interest Expense	38	42	50	55	59	66
Exclude non-recurring/non-cash items:						
Extinguishment or modification of debt costs	–	–	–	–	–	9
Goodwill Impairment[2]	–	–	–	145	–	–
Amortization and Depreciation	10	9	10	8	9	9
Share-based compensation[3]	4	4	1	4	2	3
Loss (income) from equity method investment[4]	(2)	1	2	2	3	2
Gain on sale of business[5]	–	–	(68)	–	2	–
Change in fair value of contingent consideration[6]	–	4	(11)	–	3	–
Restructuring Costs[7]	1	1	1	13	10	–
Transaction Costs[8]	–	–	10	1	–	–
Adjusted Earnings Before Provision, Interest and Taxes (a)	**$62**	**$63**	**$54**	**$43**	**$53**	**$43**
Total Debt[9]	$2,090	$2,236	$2,449	$2,607	$2,627	$2,773
Unrestricted Cash	$60	$48	$46	$74	$55	$113
Net Debt (b)	$2,030	$2,188	$2,404	$2,533	$2,572	$2,660
Net Leverage (b)/(a), annualized	**8.2x**	**8.6x**	**11.1x**	**14.6x**	**12x**	**15.4x**
Interest Expense (c)	$38	$42	$50	$55	$59	$66
Interest Coverage Ratio (a)/(c)	**1.6x**	**1.5x**	**1.1x**	**0.8x**	**0.9x**	**0.7x**

1 Includes changes in allowance for loan losses
2 Goodwill impairment charge recorded on the U.S Direct Lending and Canada POS reporting units during the fourth quarter of 2022
3 Estimated fair value of share-based awards was recognized as non-cash compensation expense on a straight-line basis over the vesting period
4 Share of Katapult's U.S. GAAP net loss (income), recognized on a one quarter lag
5 Gain on the divestiture of the Legacy U.S. Direct Lending business in July 2022
6 Adjustments related to the fair value of the contingent consideration related to the acquisition of Flexiti
7 Restructuring costs resulted from U.S. and CDL store closures and related costs and certain severance payments to eliminate duplicate roles
8 Transaction costs relate to the sale of the Legacy U.S. Direct Lending business and acquisition of First Heritage in July 2022
9 Total Debt includes debt issuance costs

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Debt Summary

Fixed vs Variable Funded Debt



31%
69%
Fixed
Variable

Debt Summary

($Millions, rounded)	Fixed / Variable	Maturity Date	Effective Interest Rate	Borrowing Capacity	Outstanding as of 06/30/23
Corporate Debt:					
1.0L Term Loan	Fixed	Aug-27	18.0%	n/a	$167
1.5L Senior Notes	Fixed	Aug-28	7.5%	n/a	$682
2.0L Senior Notes	Fixed	Aug-28	7.5%	n/a	$318
Funding Debt:					
Heights SPV	Variable	Jul-25	1-Mo SOFR + 4.71%	$425.0	$387.2
First Heritage SPV	Variable	Jul-25	1-Mo SOFR + 4.25%	$225.0	$159.5
Flexiti SPV[2,3,4]	Fixed	Sep-25	WA rate of 8.41%	$405.2	$394.0
Flexiti Securitization[3,4]	Fixed	Dec-25	1-Mo CDOR + 3.59%	$398.7	$398.7
Canada SPV[4]	Variable	Aug-26	3-Mo CDOR + 6.00%	$302.9	$251.9
Canada SPV II[4]	Variable	Nov-25	3-Mo CDOR + 8.00%	$83.3	$72.2

[1] As of June 30, 2023, comprised of senior fixed rate notes and hedged variable rate debt
[2] The weighted average interest rate does not include the impact of the amortization of deferred loan origination costs or debt discounts
[3] Each of these facilities has interest-rate swap agreements
[4] Borrowing Capacity amounts are denominated in CAD, but were converted to USD using a 06/30/23 exchange rate of 0.7573.

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